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Semi-Annual Report

November 30, 2001

Corporate
High Yield
Fund III, Inc.

www.mlim.ml.com

                       CORPORATE HIGH YIELD FUND III, INC.

The Benefits and Risks of Leveraging

Corporate High Yield Fund III, Inc. utilizes leveraging through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. Since the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders are the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.

Officers and Directors

Terry K. Glenn, President and Director
Joe Grills, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Vincent T. Lathbury III, Senior Vice President
Elizabeth M. Phillips, Vice President
Donald C. Burke, Vice President and Treasurer
Bradley J. Lucido, Secretary

Custodian and Transfer Agent

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

NYSE Symbol

CYE

Walter Mintz, Director of Corporate High Yield Fund III, Inc., has recently retired. The Fund's Board of Directors wishes Mr. Mintz well in his retirement.

                          Corporate High Yield Fund III, Inc., November 30, 2001

DEAR SHAREHOLDER

The High-Yield Market Overview

During the six-month period ended November 30, 2001, the high-yield market returned an anemic -0.18%, as measured by the unmanaged Credit Suisse First Boston (CSFB) High Yield Index. The market was quite weak in June, recovered in July and August, collapsed in September and rocketed up in November. In the aftermath of the terrorist attacks of September 11, 2001, investors fled risky assets, as evidenced by a return of +2.28% for the 10-year US Treasury notes for the month of September. It also became clear that the United States and global economies have been pushed into a recession. With the earnings outlook grim, the investment environment could be quite volatile until a clear picture of the timing of the economic recovery emerges.

The bear market in high-yield bonds is three years old now, with the recent recovery encouraging, but not clearly indicative of a reversal in high-yield fortunes. Investors continue their "follow equities" and "show me" attitude. Valuation of the sector reflects investor perceptions that the market is riskier than is the norm. Yield spreads off US Treasury bonds were 8.77% at November 30, 2001. Throughout much of the 1990s, yield spreads averaged around 5.4%. In short, high-yield bonds seem inexpensive at current levels and their market prices already reflect the dire credit conditions faced by many high-yield issuers. Still, the fundamental picture of the high-yield market continues to be a mixed one. The downgrade/upgrade ratio rose to 4.9 times in the third quarter of 2001, continuing an upward trend from 2.8 times in the first quarter. This increase pushes expectations of a decline in the default rate further into the future. Also signaling a delay in improvement in the default statistics is a rise in the distress ratio (percentage of issues with yields exceeding that of Treasury issues by 1,000 basis points or more). However, we believe investors should keep these negative developments in proper perspective, namely that market prices already appear to reflect the dire credit conditions facing many high-yield issuers. The high downgrade/upgrade ratio would merit a greater concern if most bonds were at par rather than near 75% of par.

We believe that the high-yield market represents good value over the longer run, though uncertainty in the short term will increase market volatility. Defaults are expected to peak during the next two quarters, then subside. Underwriting quality is better than in recent years, suggesting a period of declining defaults. Market technicals, though shaky recently, should be moving in favor of high-yield issues as investors re-evaluate commitments to an even more volatile and overvalued equity market.

Fund Performance

For the six-month period ended November 30, 2001, the total investment return on the Fund's Common Stock was -6.40%, based on a change in the per share net asset value from $9.11 to $7.94, and assuming reinvestment of $0.576 per share income dividends. For the same period, the net annualized yield of the Fund's Common Stock was 14.87%. The abysmal performance, absolutely and relative to the CSFB High Yield Index, reflects both the Fund's leverage in a down market and poor investment decisions. The one bright spot was the Fund's strong performance during the market's rebound in November, when leverage and improving credit perceptions resulted in a +8.10% total return for the month compared to the CSFB High Yield Index return of +3.20%.

Portfolio Matters

Broadly, portfolio holdings were hurt by the weak economy and by concerns about access to capital. Emerging markets also suffered from the same ills. Worst-performing positions reflected a range of industries and included:
Huntsman Corporation, chemicals; Nextel International Communications, Inc. (McCaw International), NTL Communications Corporation, and United Pan-Europe Communications, all communications and cable; and Doman Industries Limited, lumber and pulp. While the economic and financing environment has dissipated asset values for these and other portfolio holdings, we expect that these positions, on balance, are worth more than is reflected in current bond prices. To that end, we added to positions in Huntsman and Nextel International at highly distressed levels.

During the period, we reduced exposure to emerging markets, selling our position in Satellites Mexicanos SA on credit concerns and reduced holdings in Cablevision SA, an Argentine cable television company on concerns about devaluation in Argentina. We also sold positions in fixed telecommunications and technology where we believed there was either further downside or limited recovery potential. We also pared exposure to overweighted names, such as HMH Properties, Inc., Kinetic Concepts, Inc. and Extendicare Health Services, although we continue to hold these positions and like the companies. We added BB-rated American Greetings, Autonation, Inc. and auto parts supplier Dana Corporation at attractive levels. We established holdings in Sinclair Broadcasting Group, a well-positioned TV broadcaster, and in USAir Inc. equipment trust bonds, which we believe have meaningful asset protection and should continue paying their coupon in the event of a default at USAir.

Leverage Strategy

The Fund was on average about 25% leveraged during the six-month period ended November 30, 2001, well within our mid-20% comfort range. Thus, the Fund borrowed the equivalent of 24% of total assets invested, earning incremental yield on the investments we made with the borrowed funds. On November 30, 2001, the Fund was 25.0% leveraged, having borrowed $97.6 million at a borrowing cost of 3.76%. While leverage hurts total return in a weak market, the converse is also true. We believe that market timing is generally not successful. This strategy adds to incremental yield, but increases volatility both in weak and in strong markets. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

Investment Strategy

Given our constructive market outlook, but recognizing the risk of near-term volatility, we believe the Fund continues to hold a core of solid credits, as we branch out into sectors that should improve with the economy. The stable sectors of the economy remain cable, utilities, health care and wireless communications. These areas are well represented in the Fund. We are also well positioned for the eventual recovery in the economy and in the bonds of those sectors (chemicals, transportation, metals/minerals and consumer products) most likely to benefit from a turnaround.

In Conclusion

We thank you for your investment in Corporate High Yield Fund III, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent T. Lathbury

Vincent T. Lathbury III
Senior Vice President and
Portfolio Manager


/s/ Elizabeth M. Phillips

Elizabeth M. Phillips
Vice President and Portfolio Manager

January 9, 2002

PROXY RESULTS

During the six-month period ended November 30, 2001, Corporate High Yield Fund III, Inc.'s shareholders voted on the following proposal. The proposal was approved at the shareholders' meeting on August 22, 2001. The description of the proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------
                                                                     Shares Voted      Shares Withheld
                                                                          For            From Voting
------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:  Terry K. Glenn            32,863,330          1,914,593
                                            Joe Grills                32,853,546          1,924,377
                                            Walter Mintz              32,850,583          1,927,340
                                            Robert S. Salomon, Jr.    32,863,330          1,914,593
                                            Melvin R. Seiden          32,851,434          1,926,489
                                            Stephen B. Swensrud       32,852,810          1,925,113
------------------------------------------------------------------------------------------------------


                                     2 & 3

                          Corporate High Yield Fund III, Inc., November 30, 2001

SCHEDULE OF INVESTMENTS                                          (in US dollars)

                      S&P   Moody's   Face
INDUSTRIES          Rating  Rating   Amount                              Corporate Bonds                                    Value
===================================================================================================================================
Aerospace--2.2%                                L-3 Communications Corp.:
                      B+    Ba3   $3,000,000     10.375% due 5/01/2007                                                 $  3,247,500
                      B+    Ba3    3,000,000     8% due 8/01/2008                                                         3,165,000
                                                                                                                       ------------
                                                                                                                          6,412,500
===================================================================================================================================
Airlines--0.7%        B     B2     2,875,000   USAir Inc., 10.375% due 3/01/2013                                          1,865,958
===================================================================================================================================
Amusement &           B     Ba3      475,000   Vail Resorts Inc., 8.75% due 5/15/2009 (c)                                   456,000
Recreational
Services--0.2%
===================================================================================================================================
Automotive--0.5%      BBB-  Ba1    1,425,000   Dana Corporation, 9% due 8/15/2011 (c)                                     1,395,437
===================================================================================================================================
Broadcasting--6.6%    NR*   NR*    5,000,000   Acme Intermediate Holdings/Finance, 12.28%** due 9/30/2005                 3,600,000
                      CCC+  B3     1,150,000   Cumulus Media Inc., 10.375% due 7/01/2008                                  1,201,750
                      BB-   B1     7,000,000   Globo Comunicacoes e Participacoes, Ltd., 10.625% due 12/05/2008 (c)       4,900,000
                      B-    Caa1   6,400,000   LIN Holdings Corporation, 12.895%** due 3/01/2008                          3,968,000
                      B-    B3     2,000,000   Salem Communication Holding Corp., 9% due 7/01/2011 (c)                    2,110,000
                      B     B2     2,750,000   Sinclair Broadcasting Group, 8.75% due 12/15/2011                          2,750,000
                      B     B2       350,000   Young Broadcasting Inc., 8.50% due 12/15/2008 (c)                            350,000
                                                                                                                       ------------
                                                                                                                         18,879,750
===================================================================================================================================
Business Services--   B-    B3     1,900,000   Cooperative Computing, 9% due 2/01/2008                                      703,000
0.3%
===================================================================================================================================
Cable--               CCC+  Caa3   2,950,000   Cablevision SA, 13.75% due 5/01/2009                                       1,209,500
International--5.1%   B-    B3     3,750,000   Callahan Nordrhein-Westfalen, 14% due 7/15/2010                            2,812,500
                      B-    Caa1   4,000,000   Diamond Holdings PLC, 9.125% due 2/01/2008                                 2,720,000
                      B-    B3     3,750,000   Ekabel Hessen GmbH, 14.50% due 9/01/2010                                   2,587,500
                      NR*   NR*    4,050,000   Supercanal Holdings SA, 11.50% due 5/15/2005 (a)(c)                           81,000
                                               TeleWest Communications PLC:
                      B     B2       600,000     11% due 10/01/2007                                                         474,000
                      B     B2     3,200,000     11.25% due 11/01/2008                                                    2,656,000
                      CC    Ca     6,875,000   United Pan-Europe Communications, 13.512%** due 2/01/2010                    653,125
                      CC    Caa3   9,250,000   UnitedGlobalCom, Inc., 13.833%** due 2/15/2008                             1,456,875
                                                                                                                       ------------
                                                                                                                         14,650,500
===================================================================================================================================
Cable--US--6.1%                                Adelphia Communications Corporation:
                      B+    B2     3,500,000     9.25% due 10/01/2002                                                     3,539,375
                      B+    B2     3,250,000     10.875% due 10/01/2010                                                   3,371,875
                      B+    B2     5,500,000   Charter Communications Holdings, 8.625% due 4/01/2009                      5,362,500
                      B-    B3     3,925,000   Insight Communications, 12.25%** due 2/15/2011                             2,355,000
                      B+    B1     2,650,000   Insight MidWest, 10.50% due 11/01/2010                                     2,895,125
                                                                                                                       ------------
                                                                                                                         17,523,875
===================================================================================================================================
Chemicals--9.5%       BBB-  Ba2    1,275,000   Equistar Chemical Funding, 10.125% due 9/01/2008                           1,300,500
                                               Equistar Chemicals LP:
                      BBB-  Ba2    2,975,000     8.50% due 2/15/2004                                                      2,869,001
                      BBB-  Ba2    1,000,000     7.55% due 2/15/2026                                                        717,860
                      B+    Ba2    4,550,000   Hercules Inc., 11.125% due 11/15/2007 (c)                                  4,709,250
                      C     Ca     6,750,000   Huntsman Corporation, 9.50% due 7/01/2007 (c)                                675,000
                      B-    B3     1,800,000   Huntsman ICI Holdings, 12.355%** due 12/31/2009                              459,000
                      BB-   B2     2,025,000   ISP ChemCo., 10.25% due 7/01/2011 (c)                                      2,075,625
                      B+    B2     3,000,000   ISP Holdings Inc., 9% due 10/15/2003                                       3,045,000
                      BB    Ba3    3,350,000   Lyondell Chemical Company, 9.625% due 5/01/2007                            3,417,000
                      BB-   Ba3    1,350,000   MacDermid, Inc., 9.125% due 7/15/2011                                      1,397,250
                      BBB-  Ba1    1,100,000   Millennium America Inc., 9.25% due 6/15/2008                               1,138,500
                      B+    B1     4,250,000   Octel Developments PLC, 10% due 5/01/2006                                  4,590,000
                      CCC   Ca     2,750,000   Polymer Group Inc., 8.75% due 3/01/2008                                      797,500
                                                                                                                       ------------
                                                                                                                         27,191,486
===================================================================================================================================
Consumer Products--   BB+   Ba3    3,775,000   American Greetings, 11.75% due 7/15/2008 (c)                               3,793,875
4.9%                  B-    B2     1,350,000   Armkel LLC, 9.50% due 8/15/2009 (c)                                        1,454,625
                      B-    B2     2,887,000   Chattem, Inc., 8.875% due 4/01/2008                                        2,785,955
                      CC    Ca     8,500,000   Corning Consumer Products, 9.625% due 5/01/2008                            1,360,000
                      BB-   Ba3    1,600,000   Steinway Musical Instruments, 8.75% due 4/15/2011                          1,584,000
                      CCC+  Caa1   3,500,000   Syratech Corp., 11% due 4/15/2007                                            988,750
                                               Westpoint Stevens Inc.:
                      CCC+  Ca     3,250,000     7.875% due 6/15/2005                                                     1,064,375
                      CCC+  Ca     2,750,000     7.875% due 6/15/2008 (d)                                                   859,375
                                                                                                                       ------------
                                                                                                                         13,890,955
===================================================================================================================================
Energy--7.3%          B     B2     1,850,000   Dresser Inc., 9.375% due 4/15/2011                                         1,951,750
                      BB-   B1       600,000   El Paso Energy Partners, 8.50% due 6/01/2011                                 630,000
                                               Hanover Equipment (c):
                      BB    Ba3      525,000     Trust A, 8.50% due 9/01/2008                                               552,562
                      BB    Ba3    1,650,000     Trust B, 8.75% due 9/01/2011                                             1,728,375
                      CCC   B3     5,750,000   Ocean Rig Norway AS, 10.25% due 6/01/2008                                  5,002,500
                      BB    Ba3    4,250,000   Port Arthur Finance Corporation, 12.50% due 1/15/2009                      4,335,000
                      BB-   B1     3,475,000   Tesoro Petroleum Corp., 9% due 7/01/2008                                   3,492,375
                      B-    B3     2,750,000   United Refining Co., 10.75% due 6/15/2007                                  2,217,188
                      BB-   Ba3      975,000   Westport Resources Corp., 8.25% due 11/01/2011 (c)                           996,938
                                                                                                                       ------------
                                                                                                                         20,906,688
===================================================================================================================================
Financial--3.3%       D     Caa3   5,000,000   Amresco Inc., 9.875% due 3/15/2005 (a)                                     1,500,000
                      BB-   Ba3    1,550,000   Meristar Hospitality Corp., 9% due 1/15/2008                               1,476,375
                      BBB-  Ba1    1,750,000   Navistar International, 9.375% due 6/01/2006                               1,837,500
                      D     NR*    8,500,000   Reliance Group Holdings, Inc., 9.75% due 11/15/2003 (a)                      255,000
                      BB+   Ba3    4,000,000   Sovereign Bancorp, 10.50% due 11/15/2006                                   4,400,000
                                                                                                                       ------------
                                                                                                                          9,468,875
===================================================================================================================================
Food/Tobacco--        CCC+  Caa1   5,000,000   Aurora Foods Inc., 8.75% due 7/01/2008                                     4,625,000
4.9%                  B-    B3     2,550,000   Del Monte Corporation, 9.25% due 5/15/2011                                 2,709,375
                      BB    Ba1    5,500,000   Tricon Global Restaurants, Inc., 8.875% due 4/15/2011                      5,912,500
                      NR*   C      4,075,000   Vlasic Foods International Inc., 10.25% due 7/01/2009 (a)                    855,750
                                                                                                                       ------------
                                                                                                                         14,102,625
===================================================================================================================================


                                     4 & 5

                          Corporate High Yield Fund III, Inc., November 30, 2001

SCHEDULE OF INVESTMENTS (continued)                              (in US dollars)

                      S&P   Moody's   Face
INDUSTRIES          Rating  Rating   Amount                              Corporate Bonds                                    Value
===================================================================================================================================
Gaming--2.3%          B+    Ba3   $1,650,000   Sun International Hotels, 8.875% due 8/15/2011                          $  1,600,500
                      CCC+  Caa3   5,500,000   Venetian Casino/LV Sands, 14.25% due 11/15/2005                            5,087,500
                                                                                                                       ------------
                                                                                                                          6,688,000
===================================================================================================================================
Health Care--9.0%     B-    Caa1   3,000,000   ALARIS Medical Systems, Inc., 9.75% due 12/01/2006                         2,760,000
                      BB-   Ba3    2,250,000   AmeriSource Bergen Corporation, 8.125% due 9/01/2008                       2,399,062
                      CCC+  B3     3,900,000   Extendicare Health Services, 9.35% due 12/15/2007                          3,646,500
                      B+    Ba2    2,000,000   Fresenius Medical Capital Trust I, 9% due 12/01/2006                       2,065,000
                      BB    Ba3    5,750,000   ICN Pharmaceuticals Inc., 8.75% due 11/15/2008 (c)                         6,440,000
                      CCC+  B3     4,250,000   Kinetic Concepts, Inc., 9.625% due 11/01/2007                              4,335,000
                      B-    B3     4,000,000   Magellan Health Services, 9% due 2/15/2008                                 3,940,000
                      D     NR*    5,250,000   Mariner Post--Acute Network, 9.50% due 11/01/2007 (a)                         52,500
                                                                                                                       ------------
                                                                                                                         25,638,062
===================================================================================================================================
Housing--6.4%         B+    B2     6,850,000   Building Materials Corporation, 8% due 12/01/2008                          5,000,500
                      BB-   Ba3    8,250,000   Forest City Enterprises Inc., 8.50% due 3/15/2008                          8,085,000
                      CCC+  B3     3,700,000   US Industries Inc., 7.125% due 10/15/2003                                  2,590,000
                      CCC+  B3     3,650,000   USI American Holdings Inc., 7.25% due 12/01/2006                           2,774,000
                                                                                                                       ------------
                                                                                                                         18,449,500
===================================================================================================================================
Industrials--0.9%     NR*   B1     2,575,000   Oregon Steel Mills, 11% due 6/15/2003                                      2,523,500
===================================================================================================================================
Information           B+    B1     4,250,000   Amkor Technology Inc., 9.25% due 5/01/2006                                 4,080,000
Technology--1.9%      B-    B3     3,725,000   SCG Holdings Corporation, 12% due 8/01/2009                                1,303,750
                                                                                                                       ------------
                                                                                                                          5,383,750
===================================================================================================================================
Leisure--6.5%         BB    Ba3    3,050,000   Felcor Lodging LP, 9.50% due 9/15/2008                                     3,065,250
                      BB    Ba2    7,250,000   HMH Properties, Inc., 7.875% due 8/01/2008                                 6,787,812
                      BBB-  Baa3   2,025,000   Hilton Hotels Corporation, 8.25% due 2/15/2011                             1,981,523
                                               Intrawest Corp.:
                      B+    B1     5,500,000     9.75% due 8/15/2008                                                      5,445,000
                      B+    B1     1,225,000     10.50% due 2/01/2010                                                     1,240,313
                                                                                                                       ------------
                                                                                                                         18,519,898
===================================================================================================================================
Manufacturing--       B     B3     2,575,000   Columbus McKinnon Corp., 8.50% due 4/01/2008                               2,343,250
1.9%                  B-    Caa1   5,000,000   Eagle-Picher Industries, 9.375% due 3/01/2008                              2,600,000
                      CCC+  Caa1     500,000   Samsonite Corporation, 10.75% due 6/15/2008 (c)                              366,875
                                                                                                                       ------------
                                                                                                                          5,310,125
===================================================================================================================================
Media--               B-    B3     3,750,000   Advanstar Communications, 12% due 2/15/2011                                2,550,000
Diversified--6.7%     BBB-  Baa3     350,000   Belo (A.H.) Corporation, 8% due 11/01/2008                                   359,634
                      B     B2     6,000,000   MDC Communications Corp., 10.50% due 12/01/2006                            4,440,000
                                               Primedia, Inc.:
                      BB-   B1     4,225,000     7.625% due 4/01/2008                                                     3,612,375
                      BB-   B1     1,175,000     8.875% due 5/15/2011                                                     1,034,000
                      B     B3     4,000,000   Six Flags Inc., 9.50% due 2/01/2009                                        4,060,000
                      B     B2     5,180,000   Yell Finance BV, 13.50%** due 8/01/2011                                    3,108,000
                                                                                                                       ------------
                                                                                                                         19,164,009
===================================================================================================================================
Metals/Minerals--     CCC+  Caa2   7,000,000   Kaiser Aluminum & Chemical Corp., 12.75% due 2/01/2003                     5,250,000
4.6%                  BB    Ba3    2,925,000   Luscar Coal Ltd., 9.75% due 10/15/2011 (c)                                 3,159,000
                      B-    B3     5,000,000   Ormet Corporation, 11% due 8/15/2008 (c)                                   3,156,250
                      NR*   NR*    2,750,000   Republic Technologies, 13.75% due 7/15/2009 (a)                              178,750
                      B     B3     2,825,000   WCI Steel Inc., 10% due 12/01/2004                                         1,412,500
                                                                                                                       ------------
                                                                                                                         13,156,500
===================================================================================================================================
Oil--Integrated--     BB-   Ba3      400,000   Pennzoil-Quaker State, 10% due 11/01/2008 (c)                                422,000
0.1%
===================================================================================================================================
Packaging--3.4%       B-    Caa1   5,025,000   Huntsman Packaging Corporation, 13% due 6/01/2010                          5,226,000
                      B-    B3     2,550,000   Tekni-Plex Inc., 12.75% due 6/15/2010                                      2,524,500
                      B     Caa1   2,450,000   US Can Corporation, 12.375% due 10/01/2010                                 1,862,000
                                                                                                                       ------------
                                                                                                                          9,612,500
===================================================================================================================================
Paper--3.6%           D     Ca     3,750,000   APP China Group Ltd., 14% due 3/15/2010 (a)                                  525,000
                      D     Ca     1,000,000   APP International Finance, 11.75% due 10/01/2005 (a)                         262,500
                      CCC+  Caa1   3,700,000   Ainsworth Lumber Company, 12.50% due 7/15/2007 (b)                         3,219,000
                      BB-   Ba1    1,375,000   Caraustar Industries Inc., 9.875% due 4/01/2011                            1,450,625
                      CCC+  Caa1   9,000,000   Doman Industries Limited, 8.75% due 3/15/2004                              1,710,000
                      BB    Ba2    2,250,000   Norske Skog, 8.625% due 6/15/2011 (c)                                      2,368,125
                      D     Ca     6,000,000   Pindo Deli Financial Mauritius, 10.75% due 10/01/2007 (a)                    870,000
                                                                                                                       ------------
                                                                                                                         10,405,250
===================================================================================================================================
Retail--1.1%          BB+   Ba2    3,000,000   Autonation, Inc., 9% due 8/01/2008 (d)                                     3,075,000
===================================================================================================================================
Services--2.9%        BB-   Ba1      450,000   Airgas Inc., 9.125% due 10/01/2011                                           481,500
                      B-    B3     4,250,000   Albecca Inc., 10.75% due 8/15/2008                                         4,340,312
                      CCC   Ca     6,000,000   Neff Corp., 10.25% due 6/01/2008                                           3,480,000
                                                                                                                       ------------
                                                                                                                          8,301,812
===================================================================================================================================
Telecommunications--  B-    Caa3   3,000,000   Diamond Cable Communications PLC, 13.25% due 9/30/2004                     1,200,000
4.3%                  B-    B3     3,050,000   Fairpoint Communications, 12.50% due 5/01/2010                             2,897,500
                      B-    Caa1   7,000,000   GT Group Telecom, 14.398%** due 2/01/2010                                  1,190,000
                      CCC+  Caa3   3,125,000   NTL Communications Corporation, 7% due 12/15/2008                            445,313
                                               PSINet Inc. (a):
                      D     NR*    5,000,000     11.50% due 11/01/2008                                                      400,000
                      D     NR*    2,350,000     11% due 8/01/2009                                                          188,000
                      CCC+  Ca     3,288,000   TeleSystem International Wireless, 14% due 12/30/2003                      2,466,000
                      NR*   NR*    5,000,000   Telewest Finance, 6% due 7/07/2005 (Convertible)                           3,600,000
                                                                                                                       ------------
                                                                                                                         12,386,813
===================================================================================================================================
Transportation--5.2%  B     NR*    6,000,000   Autopistas del Sol SA, 10.25% due 8/01/2009 (c)                            3,300,000
                      BB-   B1     5,350,000   Sea Containers Ltd., 12.50% due 12/01/2004                                 4,387,000
                      BB-   B1     6,000,000   TFM, SA de CV, 11.896%** due 6/15/2009                                     4,800,000


                                     6 & 7

                          Corporate High Yield Fund III, Inc., November 30, 2001

SCHEDULE OF INVESTMENTS (concluded)                             (in US dollars)

                      S&P   Moody's   Face
INDUSTRIES          Rating  Rating   Amount                              Corporate Bonds                                    Value
===================================================================================================================================
Transportation                                 Teekay Shipping Corporation:
(concluded)           BB-   Ba2   $1,100,000     8.875% due 7/15/2011                                                  $  1,124,750
                      BB-   Ba2    1,225,000     8.875% due 7/15/2011                                                     1,270,938
                      NR*   NR*    1,739,534   Trism, Inc., 12% due 2/15/2005 (a)                                            34,791
                                                                                                                       ------------
                                                                                                                         14,917,479
===================================================================================================================================
Utility--8.9%         BB    Ba1    3,375,000   AES Corporation, 9.375% due 9/15/2010                                      3,358,125
                      BB-   Ba2    3,125,000   AES Drax Energy Ltd., 11.50% due 8/30/2010                                 3,035,156
                      BB+   Ba1    3,750,000   Avista Corporation, 9.75% due 6/01/2008                                    3,978,390
                                               Calpine Corporation:
                      BB+   Baa3   2,500,000     8.625% due 8/15/2010                                                     2,506,152
                      BB+   Baa3   2,375,000     8.50% due 2/15/2011                                                      2,364,968
                      BB-   B1     5,000,000   Espirito Santo--Escelsa, 10% due 7/15/2007                                 3,800,000
                      CCC+  NR*      900,000   Inversora de Electrica, 9% due 9/16/2004 (c)                                 225,000
                      BB-   Ba2    5,400,000   Mission Energy Holdings, 13.50% due 7/15/2008                              6,183,000
                                                                                                                       ------------
                                                                                                                         25,450,791
===================================================================================================================================
Wireless              B-    B3     4,350,000   American Tower Corporation, 9.375% due 2/01/2009                           3,697,500
Communications--      CCC-  Caa3  12,000,000   CTI Holdings SA, 11.67%** due 4/15/2008                                    2,400,000
6.9%                  D     Ca     2,750,000   Dolphin Telecom PLC, 17.456%** due 6/01/2008 (a)                               6,875
                      CCC-  Ca     8,500,000   McCaw International Ltd., 12.629%** due 4/15/2007                            595,000
                      B     B1     2,475,000   Nextel Communications, Inc., 9.50% due 2/01/2011                           2,017,125
                      CCC+  B3     5,500,000   Nextel Partners Inc., 12.576%** due 2/01/2009                              3,685,000
                      CCC   Ca     4,725,000   Orion Network Systems, Inc., 15.254%** due 1/15/2007                       2,315,250
                      CCC+  B3     7,350,000   Spectrasite Holdings Inc., 12.875%** due 3/15/2010                         2,058,000
                      A-    Baa1   2,675,000   VoiceStream PCS Holdings Corp., 10.375% due 11/15/2009                     3,029,438
                                                                                                                       ------------
                                                                                                                         19,804,188
===================================================================================================================================
Wireless              B-    Caa1   9,450,000   Millicom International Cellular SA, 13.50% due 6/01/2006                   5,953,500
Communications--      CCC-  Ca     2,375,000   Nextel International Inc., 12.75% due 8/01/2010                              166,250
International--2.1%                                                                                                    ------------
                                                                                                                          6,119,750
===================================================================================================================================
                                               Total Investments in Corporate Bonds (Cost--$494,171,705)--130.3%        372,776,576
===================================================================================================================================

                                      Shares
                                       Held                                 Common Stocks
===================================================================================================================================
Automotive--0.0%                       5,000   Allied Signal Litigation Trust (a)                                                 0
                                       5,000   Breed Creditors Litigation Trust (a)                                               0
                                                                                                                          ---------
                                                                                                                                  0
===================================================================================================================================
Energy--0.3%                         212,333   Seabulk International, Inc. (a)                                              838,715
===================================================================================================================================
Food/Tobacco--0.2%                    88,554   Aurora Foods Inc. (a)(c)                                                     456,053
===================================================================================================================================
Steel--0.1%                          252,102   New Metal Management (a)                                                     252,102
===================================================================================================================================
Telecommunications--                  96,869   Song Networks Holding AB (ADR) (a)(f)                                        114,305
0.0%
===================================================================================================================================
Transportation--                     110,170   Trism, Inc. (a)                                                                6,610
0.0%
===================================================================================================================================
                                               Total Investments in Common Stocks (Cost--$7,541,464)--0.6%                1,667,785
===================================================================================================================================

                                                                  Preferred Stocks & Warrants
===================================================================================================================================
Food & Drug--0.0%                     60,617   Nebco Evans Holding Co. (b)                                                    7,577
===================================================================================================================================
Metals/Minerals--                      2,750   Republic Technologies (Warrants) (e)                                              28
0.0%
===================================================================================================================================
Packaging--0.0%                        4,000   Pliant Corporation (Warrants) (e)                                              8,000
===================================================================================================================================
Paper & Forest                         3,750   APP China Group Ltd. (Warrants) (c)(e)                                             0
Products--0.0%
===================================================================================================================================
Telecommunications--                   7,000   GT Group Telecom (Warrants) (c)(e)                                            70,000
0.0%
===================================================================================================================================
                                               Total Investments in Preferred Stocks & Warrants
                                               (Cost--$6,158,867)--0.0%                                                      85,605
===================================================================================================================================

                                      Face
                                     Amount                               Short-Term Securities
===================================================================================================================================
Commercial                         $ 116,000   General Motors Acceptance Corp., 2.23% due 12/03/2001                        116,000
Paper***--0.0%
===================================================================================================================================
                                               Total Investments in Short-Term Securities (Cost--$116,000)--0.0%            116,000
===================================================================================================================================
                                               Total Investments (Cost--$507,988,036)--130.9%                           374,645,966

                                               Liabilities in Excess of Other Assets--(30.9%)                           (88,450,347)
                                                                                                                       ------------
                                               Net Assets--100.0%                                                      $286,195,619
                                                                                                                       =============
===================================================================================================================================

  *   Not Rated.
 ** Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
*** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
(a)   Non-income producing security.
(b) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
(c) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(d) Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $3,934,000, representing 1.4% of net assets.

      --------------------------------------------------------------------------
                                      Acquisition
      Issue                             Date(s)             Cost         Value
      --------------------------------------------------------------------------
      Autonation, Inc.,               8/01/2001-
        9% due 8/01/2008              9/19/2001          $2,953,839   $3,075,000
      Westpoint Stevens Inc.,
        7.875% due 6/15/2008          8/25/2000           2,375,313      859,375
      --------------------------------------------------------------------------
      Total                                              $5,329,152   $3,934,375
                                                         ==========   ==========
      --------------------------------------------------------------------------

(e) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(f)   American Depositary Receipts (ADR).

      See Notes to Financial Statements.


                                     8 & 9

                          Corporate High Yield Fund III, Inc., November 30, 2001

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

               As of November 30, 2001
===============================================================================================================================
Assets:        Investments, at value (identified cost--$507,988,036) ............................                 $ 374,645,966
               Cash .............................................................................                           323
               Receivables:
                 Interest .......................................................................   $12,331,286
                 Securities sold ................................................................     3,184,409      15,515,695
                                                                                                    -----------
               Prepaid expenses and other assets ................................................                        86,957
                                                                                                                  -------------
               Total assets .....................................................................                   390,248,941
                                                                                                                  -------------
===============================================================================================================================
Liabilities:   Loans ............................................................................                    97,600,000
               Payables:
                 Securities purchased ...........................................................     6,005,234
                 Interest on loans ..............................................................       233,629
                 Investment adviser .............................................................       171,279       6,410,142
                                                                                                    -----------
               Accrued expenses and other liabilities ...........................................                        43,180
                                                                                                                  -------------
               Total liabilities ................................................................                   104,053,322
                                                                                                                  -------------
===============================================================================================================================
Net Assets:    Net assets .......................................................................                 $ 286,195,619
                                                                                                                  =============
===============================================================================================================================
Capital:       Common Stock, $.10 par value, 200,000,000 shares authorized ......................                 $   3,604,885
               Paid-in capital in excess of par .................................................                   531,027,204
               Undistributed investment income--net .............................................                     3,934,175
               Accumulated realized capital losses on investments--net ..........................                  (117,993,142)
               Accumulated distributions in excess of realized capital gains on investments--net                     (1,035,433)
               Unrealized depreciation on investments--net ......................................                  (133,342,070)
                                                                                                                  -------------
               Total--Equivalent to $7.94 per share based on 36,048,848 shares of capital stock
               outstanding (market price--$8.34) ................................................                 $ 286,195,619
                                                                                                                  =============
===============================================================================================================================

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                     For the Six Months Ended November 30, 2001
=======================================================================================================
Investment Income:   Interest .............................................                $ 25,152,029
                     Dividends ............................................                      28,750
                     Other ................................................                     107,077
                                                                                           ------------
                     Total income .........................................                  25,287,856
                                                                                           ------------
=======================================================================================================
Expenses:            Loan interest expense ................................   $1,989,707
                     Investment advisory fees .............................    1,209,112
                     Borrowing costs ......................................      159,812
                     Professional fees ....................................       83,662
                     Accounting services ..................................       57,411
                     Transfer agent fees ..................................       40,674
                     Directors' fees and expenses .........................       30,644
                     Custodian fees .......................................       19,753
                     Printing and shareholder reports .....................       18,473
                     Listing fees .........................................       18,220
                     Pricing services .....................................        6,912
                     Other ................................................        8,168
                                                                              ----------
                     Total expenses .......................................                   3,642,548
                                                                                           ------------
                     Investment income--net ...............................                  21,645,308
                                                                                           ------------
=======================================================================================================
Realized &           Realized loss on investments--net ....................                 (25,204,644)
Unrealized Loss on   Change in unrealized depreciation on investments--net                  (17,687,186)
Investments--Net:                                                                          ------------
                     Net Decrease in Net Assets Resulting from Operations .                $(21,246,522)
                                                                                           ============
=======================================================================================================

See Notes to Financial Statements.


                                    10 & 11

                          Corporate High Yield Fund III, Inc., November 30, 2001

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                     For the Six        For the
                                                                                                    Months Ended      Year Ended
                                                                                                    November 30,        May 31,
                Increase (Decrease) in Net Assets:                                                      2001             2001
=================================================================================================================================
Operations:     Investment income--net .........................................................   $  21,645,308    $  46,471,544
                Realized loss on investments--net ..............................................     (25,204,644)     (47,895,992)
                Change in unrealized depreciation on investments--net ..........................     (17,687,186)      (4,497,510)
                                                                                                   -------------    -------------
                Net decrease in net assets resulting from operations ...........................     (21,246,522)      (5,921,958)
                                                                                                   -------------    -------------
=================================================================================================================================
Dividends to    Dividends to shareholders from investment income--net ..........................     (20,686,106)     (48,380,549)
Shareholders:                                                                                      -------------    -------------
=================================================================================================================================
Capital Stock   Value of shares issued to Common Stock shareholders in reinvestment of dividends       3,128,082        3,837,499
Transactions:                                                                                      -------------    -------------
=================================================================================================================================
Net Assets:     Total decrease in net assets ...................................................     (38,804,546)     (50,465,008)
                Beginning of period ............................................................     325,000,165      375,465,173
                                                                                                   -------------    -------------
                End of period* .................................................................   $ 286,195,619    $ 325,000,165
                                                                                                   =============    =============
=================================================================================================================================
              * Undistributed investment income--net ...........................................   $   3,934,175    $   2,974,973
                                                                                                   =============    =============
=================================================================================================================================

See Notes to Financial Statements.

STATEMENT OF CASH FLOWS

                         For the Six Months Ended November 30, 2001
===========================================================================================================
Cash Provided by         Net decrease in net assets resulting from operations .............   $ (21,246,522)
Operating Activities:    Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
                           Increase in receivables ........................................        (762,870)
                           Decrease in other assets .......................................          31,875
                           Decrease in other liabilities ..................................        (257,987)
                           Realized and unrealized loss on investments--net ...............      42,891,830
                           Amortization of discount .......................................      (5,371,458)
                                                                                              -------------
                         Net cash provided by operating activities ........................      15,284,868
                                                                                              -------------
===========================================================================================================
Cash Provided by         Proceeds from sales of long-term investments .....................     100,521,615
Investing Activities:    Purchases of long-term investments ...............................     (86,257,378)
                         Purchases of short-term investments ..............................     (46,778,572)
                         Proceeds from sales and maturities of short-term investments .....      46,887,000
                                                                                              -------------
                         Net cash provided by investing activities ........................      14,372,665
                                                                                              -------------
===========================================================================================================
Cash Used for            Cash receipts from borrowings ....................................      78,200,000
Financing Activities:    Cash payments on borrowings ......................................     (90,300,000)
                         Dividends paid to shareholders ...................................     (17,558,024)
                                                                                              -------------
                         Net cash used for financing activities ...........................     (29,658,024)
                                                                                              -------------
===========================================================================================================
Cash:                    Net decrease in cash .............................................            (491)
                         Cash at beginning of period ......................................             814
                                                                                              -------------
                         Cash at end of period ............................................   $         323
                                                                                              =============
===========================================================================================================
Cash Flow                Cash paid for interest ...........................................   $   2,228,399
Information:                                                                                  =============
===========================================================================================================
Non-Cash Financing       Reinvestment of dividends to shareholders ........................   $   3,128,082
Activities:                                                                                   =============
===========================================================================================================

See Notes to Financial Statements.


                                    12 & 13

                          Corporate High Yield Fund III, Inc., November 30, 2001

FINANCIAL HIGHLIGHTS

                                                                                                                         For the
              The following per share data and ratios have been          For the                                         Period
              derived from information provided in the financial        Six Months                                       Jan. 30,
              statements.                                                 Ended          For the Year Ended May 31,      1998+ to
                                                                         Nov. 30,     --------------------------------    May 31,
              Increase (Decrease) in Net Asset Value:                      2001         2001        2000        1999       1998
=================================================================================================================================
Per Share     Net asset value, beginning of period ....................  $   9.11     $  10.65    $  12.98    $  14.99   $  15.00
Operating                                                                --------     --------    --------    --------   --------
Performance:    Investment income--net ................................       .60**       1.31**      1.46**      1.47        .42
                Realized and unrealized loss on investments--net ......     (1.20)       (1.48)      (2.30)      (1.99)      (.11)
                                                                         --------     --------    --------    --------   --------
              Total from investment operations ........................      (.60)        (.17)       (.84)       (.52)       .31
                                                                         --------     --------    --------    --------   --------
              Less dividends and distributions:
                Investment income--net ................................      (.57)       (1.37)      (1.49)      (1.46)      (.30)
                In excess of realized gain on investments--net ........        --           --          --        (.03)        --
                                                                         --------     --------    --------    --------   --------
              Total dividends and distributions .......................      (.57)       (1.37)      (1.49)      (1.49)      (.30)
                                                                         --------     --------    --------    --------   --------
              Capital charge resulting from issuance of Common Stock ..        --           --          --++        --++     (.02)
                                                                         --------     --------    --------    --------   --------
              Net asset value, end of period ..........................  $   7.94     $   9.11    $  10.65    $  12.98   $  14.99
                                                                         ========     ========    ========    ========   ========
              Market price per share, end of period ...................  $   8.34     $   9.38    $10.1875    $12.8125   $14.1875
                                                                         ========     ========    ========    ========   ========
=================================================================================================================================
Total         Based on net asset value per share ......................    (6.40%)@     (1.44%)     (6.06%)     (2.73%)     2.00%@
Investment                                                               ========     ========    ========    ========   ========
Return:***    Based on market price per share .........................    (4.61%)@      6.21%      (8.96%)      1.45%     (3.46%)@
                                                                         ========     ========    ========    ========   ========
=================================================================================================================================
Ratios to     Expenses, excluding interest expense ....................     1.11%*       1.00%        .97%        .85%        --
Average                                                                  ========     ========    ========    ========   ========
Net Assets:   Expenses, net of reimbursement ..........................     2.44%*       3.47%       3.07%       2.28%       .10%*
                                                                         ========     ========    ========    ========   ========
              Expenses ................................................     2.44%*       3.47%       3.07%       2.28%       .69%*
                                                                         ========     ========    ========    ========   ========
              Investment income--net ..................................    14.49%*      13.26%      12.13%      10.58%      8.46%*
                                                                         ========     ========    ========    ========   ========
=================================================================================================================================
Leverage:     Amount of borrowings outstanding, end of period
              (in thousands) ..........................................  $ 97,600     $109,700    $137,400    $155,700         --
                                                                         ========     ========    ========    ========   ========
              Average amount of borrowings outstanding during the
              period (in thousands) ...................................  $104,459     $132,070    $146,410    $126,034         --
                                                                         ========     ========    ========    ========   ========
              Average amount of borrowings outstanding per share
              during the period .......................................  $   2.92     $   3.73    $   4.16    $   3.60         --
                                                                         ========     ========    ========    ========   ========
=================================================================================================================================
Supplemental  Net assets, end of period (in thousands) ................  $286,196     $325,000    $375,465    $455,178   $523,857
Data:                                                                    ========     ========    ========    ========   ========
              Portfolio turnover ......................................    23.68%       46.99%      45.40%      46.86%     16.79%
                                                                         ========     ========    ========    ========   ========
=================================================================================================================================

  +   Commencement of operations.
 ++   Amount is less than $.01 per share.
  @   Aggregate total investment return.
  *   Annualized.
 **   Based on average shares outstanding.
*** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. If applicable, the Fund's Investment Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.

      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Corporate High Yield Fund III, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund will determine and make available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol CYE. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities are valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Obligations with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value, unless this method no longer produces fair valuations. Rights or warrants to acquire stock, or stock acquired pursuant to the exercise of a right or warrant, may be valued taking into account various factors such as original cost to the Fund, earnings and net worth of the issuer, market prices for securities of similar issuers, assessment of the issuer's future prosperity, liquidation value or third party transactions involving the issuer's securities. Securities for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Fund.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).


                                    14 & 15

                          Corporate High Yield Fund III, Inc., November 30, 2001

NOTES TO FINANCIAL STATEMENTS (concluded)

Written and purchased options are non-income producing investments.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to post-October losses.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .60% of the Fund's average weekly net assets plus the proceeds of any outstanding principal borrowed.

For the six months ended November 30, 2001, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, $114 for security price quotations to compute the net asset value of the Fund.

For the six months ended November 30, 2001, the Fund reimbursed FAM $5,505 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended November 30, 2001 were $92,262,612 and $103,706,024, respectively.

Net realized gains (losses) for the six months ended November 30, 2001 and net unrealized losses as of November 30, 2001 were as follows:

-------------------------------------------------------------------------------
                                                Realized            Unrealized
                                             Gains (Losses)           Losses
-------------------------------------------------------------------------------
Long-term investments ...............         $(25,212,124)       $(133,342,070)
Options purchased ...................                7,480                   --
                                              ------------        -------------
Total ...............................         $(25,204,644)       $(133,342,070)
                                              ============        =============
-------------------------------------------------------------------------------

As of November 30, 2001, net unrealized depreciation for Federal income tax purposes aggregated $133,342,070, of which $12,421,854 related to appreciated securities and $145,763,924 related to depreciated securities. The aggregate cost of investments at November 30, 2001 for Federal income tax purposes was $507,988,036.

4. Capital Share Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding during the six months ended November 30, 2001 and the year ended May 31, 2001 increased by 388,501 and 400,304, respectively, as a result of dividend reinvestment.

5. Short-Term Borrowings:

On June 1, 2001, the Fund renewed its $225,000,000 revolving credit and security agreement with Citibank, N.A. and other lenders (the "Lenders"). Under the revolving credit and security agreement, the Fund may borrow money through (i) a line of credit from certain Lenders at the Eurodollar rate plus .75% or the highest of the Federal Funds rate plus .50%, a Base rate as determined by Citibank, N.A. and/or the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major US money market banks plus .50%, or (ii) through the issuance of commercial paper notes by certain Lenders at rates of interest equivalent to the weighted average of the per annum rates paid or payable by such Lenders in respect of those commercial paper notes.

For the six months ended November 30, 2001, the average amount borrowed was approximately $104,459,000 and the daily weighted average interest rate was 3.76%. For the six months ended November 30, 2001, facility and commitment fees aggregated approximately $160,000.

6. Capital Loss Carryforward:

At May 31, 2001, the Fund had a net capital loss carryforward of approximately $62,574,000, of which $6,420,000 expires in 2007, $21,954,000 expires in 2008 and $34,200,000 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

7. Subsequent Event:

On December 3, 2001, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.104270 per share, payable on December 19, 2001 to shareholders of record as of December 12, 2001. In addition, on December 20, 2001, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.103416 per share, payable on January 7, 2002 to shareholders of record as of December 31, 2001.


                                    16 & 17

                          Corporate High Yield Fund III, Inc., November 30, 2001

PORTFOLIO INFORMATION

                                                                                                              Percent of
                    As of November 30, 2001                                                        Long-Term Investments
========================================================================================================================
Top Ten Holdings    Forest City Enterprises Inc.   Forest City is a diversified real estate
                                                   developer. The company develops, acquires, owns
                                                   and manages commercial and residential real
                                                   estate projects in 21 states and the District of
                                                   Columbia.                                                        2.2%
                    ----------------------------------------------------------------------------------------------------
                    Adelphia Communications        Adelphia is a cable television operator, with
                    Corporation                    systems in suburban areas of large and
                                                   medium-sized cities in the United States. The
                                                   company also owns a competitive
                                                   telecommunications provider with operations in
                                                   the Eastern United States.                                       1.9
                    ----------------------------------------------------------------------------------------------------
                    HMH Properties, Inc.           HMH, a wholly-owned subsidiary of Host Marriott
                                                   Corporation, owns or holds controlling interests
                                                   in 69 full-service lodging properties. The
                                                   properties are generally operated under the
                                                   Marriott and Ritz-Carlton brand names. Host
                                                   Marriott manages most of the properties for fees
                                                   based on revenues or operating profit.                           1.8
                    ----------------------------------------------------------------------------------------------------
                    TeleWest                       TeleWest is one of the largest UK cable TV and
                    Communications PLC             telephone operators, owning and operating
                                                   franchises covering almost one-third of total UK
                                                   franchised homes and businesses. Its network also
                                                   provides a digital, switched data network using
                                                   Internet protocol, for both residential and
                                                   business Internet access. TeleWest also owns a
                                                   50% interest in Cable London.                                    1.8
                    ----------------------------------------------------------------------------------------------------
                    Intrawest Corporation          Intrawest develops and operates village-centered
                                                   resorts across North America. The company owns 10
                                                   mountain resorts, including Whistler/Blackcomb in
                                                   British Columbia, Mont Tremblant in Quebec,
                                                   Stratton in Vermont and Copper Mountain in
                                                   Colorado. The company also has other
                                                   vacation/resort interests.                                       1.8
                    ----------------------------------------------------------------------------------------------------
                    Nextel Communications, Inc.*   Nextel offers digital and analog wireless
                                                   communications services throughout the United
                                                   States. The company's digital service includes
                                                   cellular, paging and two-way radio. Our holdings
                                                   include bonds of affiliate McCaw International
                                                   and 32% owned Nextel Partners.                                   1.8
                    ----------------------------------------------------------------------------------------------------
                    ICN Pharmaceuticals Inc.       This pharmaceutical company manufactures both
                                                   prescription and non-prescription products,
                                                   including Rebetol,(R) used in treating Hepatitis
                                                   C.                                                               1.7
                    ----------------------------------------------------------------------------------------------------
                    L-3 Communications Corp.       The company is a supplier of secure
                                                   communications systems, avionics, telemetry,
                                                   instrumentation and other communications and
                                                   support services. Customers include aerospace
                                                   contractors and the United States military and
                                                   Federal agencies.                                                1.7
                    ----------------------------------------------------------------------------------------------------
                    Mission Energy Holdings        Mission Energy is the non-regulated
                                                   energy-generation subsidiary of Edison
                                                   International, an international electric power
                                                   generating company. Edison International also
                                                   owns California utility Southern California
                                                   Edison.                                                          1.7
                    ----------------------------------------------------------------------------------------------------
                    Millicom International         Millicom International develops and operates
                    Cellular SA                    cellular telephone systems worldwide. The company
                                                   has interest in 33 cellular systems in 20
                                                   countries, primarily in emerging markets in Asia,
                                                   Latin America, Europe and Africa.                                1.6
                    ----------------------------------------------------------------------------------------------------

* Includes combined holdings.

Portfolio Profile

The quality ratings* of securities in the Fund as of November 30, 2001 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                  Long-Term Investments
--------------------------------------------------------------------------------
A/A .................................................................       0.8%
BBB/Baa .............................................................       4.5
BB/Ba ...............................................................      34.8
B/B .................................................................      45.9
CCC/Caa or Lower ....................................................      13.7
NR (Not Rated) ......................................................       0.3
--------------------------------------------------------------------------------
* In cases where bonds are rated differently by Standard & Poor's Corporation and Moody's Investors Service, Inc., bonds are categorized according to the higher of the two ratings.

--------------------------------------------------------------------------------
                                                                      Percent of
Foreign Holdings                                           Long-Term Investments
--------------------------------------------------------------------------------
Total Foreign Holdings ..............................................      23.2%
Emerging Market Holdings ............................................      5.98
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Average Portfolio Maturity ..........................................  6.1 Years
--------------------------------------------------------------------------------

                                                                      Percent of
Five Largest Foreign Countries*                            Long-Term Investments
--------------------------------------------------------------------------------
United Kingdom ......................................................       6.2%
Canada ..............................................................       5.2
Brazil ..............................................................       2.3
Argentina ...........................................................       1.9
Luxembourg ..........................................................       1.6
--------------------------------------------------------------------------------
*     All holdings are denominated in US dollars.

--------------------------------------------------------------------------------
                                                                      Percent of
Five Largest Industries                                             Total Assets
--------------------------------------------------------------------------------
Chemicals ...........................................................       7.0%
Health Care .........................................................       6.6
Utility .............................................................       6.5
Energy ..............................................................       5.6
Wireless Communications .............................................       5.1
--------------------------------------------------------------------------------


                                    18 & 19

[LOGO] Merrill Lynch Investment Managers

                                                              [GRAPHICS OMITTED]

Corporate High Yield Fund III, Inc. seeks to provide shareholders with current income by investing primarily in a diversified portfolio of fixed-income securities that are rated in the lower rating categories of the established rating services (Baa or lower by Moody's Investors Service, Inc. or BBB or lower by Standard & Poor's Corporation) or are unrated securities of comparable quality.

This report, including the financial information herein, is transmitted to shareholders of Corporate High Yield Fund III, Inc. for their information. It is not a prospectus. The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

Corporate High
Yield Fund III, Inc.
Box 9011
Princeton, NJ
08543-9011

[RECYCLE LOGO] Printed on post-consumer recycled paper            #COYIII--11/01